UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 1, 2010

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

As previously disclosed on February 1, 2010, Seagate Technology (“Seagate” or the “Company”) has decided to move its place of incorporation from the Cayman Islands to Ireland pursuant to a scheme of arrangement (the “Scheme of Arrangement”) under Cayman Islands law, which, upon effectiveness, will result in a newly formed Irish public limited company serving as the publicly traded parent of the Seagate group of companies. In this Current Report on Form 8-K, we refer to the transactions to be effected pursuant to the Scheme of Arrangement and the related transactions as the “Transaction.”

First Amendment and Waiver to Amended and Restated Credit Agreement

Overview

As previously disclosed on April 6, 2009, Seagate and its subsidiary Seagate Technology HDD Holdings (“Seagate HDD Holdings” or the “Borrower”) are parties to the Second Amended and Restated Credit Agreement, dated as of April 3, 2009 (the “Amended Credit Agreement”), among the Borrower, the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). In connection with the Transaction, on March 1, 2010, the Borrower and the Company and its newly formed subsidiary Seagate Technology plc (“Seagate Ireland”) entered into the First Amendment and Waiver (the “Credit Agreement Amendment”) to the Amended Credit Agreement.

The Credit Agreement Amendment becomes effective in two steps.  On March 1, 2010, certain waivers contained in the Credit Agreement Amendment became effective.  Those waivers permit the Borrower to transfer its equity interests in two of its subsidiaries, Seagate Technology (US) Holdings, Inc. and Seagate Technology International (“STI”), to Seagate HDD Cayman (“New Cayco”), a newly formed subsidiary of the Borrower.  On the date of consummation of the Transaction and the satisfaction of the conditions listed below, the amendments set forth in the Credit Agreement Amendment which cause Seagate Ireland to assume certain obligations thereunder will become effective (the “First Amendment Effective Date”).

1.     The representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

2.     After giving effect to the Credit Agreement Amendment (as in effect as of the First Amendment Effective Date), no Default (as defined in the Amended Credit Agreement) shall have occurred and be continuing.

3.     The Administrative Agent shall have received payment of the specified amendment fee and all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of the Credit Agreement Amendment and the other Loan Documents executed in connection therewith.

The description of the Credit Agreement Amendment contained herein is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

10.00% Senior Secured Second-Priority Notes due 2014

Overview

As previously disclosed on May 1, 2009, STI, a subsidiary of the Company, issued $430 million in aggregate principal amount of 10.00% Senior Secured Second-Priority Notes due 2014, which mature on May 1, 2014, pursuant to the Indenture, dated as of May 1, 2009 (the “10% Indenture”), among STI, the Company, the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

Supplemental Indentures

On March 1, 2010, STI entered into (i) the First Supplemental Indenture with New Cayco and the Trustee (the “First Supplemental Indenture”) and (ii) the Second Supplemental Indenture with Seagate Ireland and the Trustee (collectively with the First Supplemental Indenture, the “Supplemental Indentures”).

Pursuant to the Supplemental Indentures, New Cayco and Seagate Ireland each became a Guarantor (as defined in the 10% Indenture) under the 10% Indenture and agreed to be bound by the terms of the 10% Indenture applicable to Guarantors.

The description of the Supplemental Indentures contained herein is qualified in its entirety by reference to the Supplemental Indentures, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Collateral and Guarantees

As previously disclosed on May 5, 2009, (i) Seagate and Seagate HDD Holdings are parties to the U.S. Guarantee Agreement, dated as of April 29, 2009 (the “Guarantee Agreement”), the U.S. Security Agreement, dated as of April 29, 2009 (the “First Priority Security Agreement”), the U.S. Pledge Agreement, dated as of April 29, 2009 (the “First Priority Pledge Agreement”), and the Indemnity, Subrogation and Contribution Agreement, dated as of April 29, 2009 (the “Indemnity Agreement”), (ii) the Company and STI are parties to the Second Lien U.S. Security Agreement, dated as of May 1, 2009 (the “Second Priority Security Agreement”), (iii) the Company is a party to the Second Lien U.S. Pledge Agreement, dated as of May 1, 2009 (the “Second Priority Pledge Agreement”), and (iv) Seagate HDD Holdings and STI are parties to the Intercreditor Agreement, dated as of May 1, 2009 (the “Intercreditor Agreement”).

On March 1, 2010, in connection with the collateral and guarantee requirements of the Amended Credit Agreement and the 10% Indenture, the Company, the Borrower and/or certain of its subsidiaries entered into (i) a supplement no. 1 and a supplement no. 2 to the Guarantee Agreement with the Administrative Agent, pursuant to which the Borrower’s obligations under the Amended Credit Agreement became guaranteed by Seagate Ireland and New Cayco, (ii) (a) a supplement no. 1 to the First Priority Security Agreement with the Administrative Agent and (b) a supplement no. 1 to the Second Priority Security Agreement with Wells Fargo Bank, National Association, as collateral agent (the “Collateral Agent”), pursuant to which New Cayco respectively granted to the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties (as defined in the applicable security agreement), a first priority and second priority security interest in and lien on all of New Cayco’s right, title and interest in and to the Collateral (as defined in the applicable security agreement) of New Cayco, (iii) a supplement no. 1 and a supplement no. 2 to the Indemnity Agreement with the Administrative Agent, pursuant to which Seagate Ireland and New Cayco each became a Guarantor (as defined in the Indemnity Agreement) under the Indemnity Agreement and agreed to all the terms and provisions of the Intercreditor Agreement applicable to it as a Guarantor thereunder, (iv) (a) a supplement no. 1 to the First Priority Pledge Agreement with the Administrative Agent and (b) a supplement no. 1 to the Second Priority Pledge Agreement, pursuant to which New Cayco respectively granted to the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties (as defined in the applicable agreement), a first priority and a second priority security interest in and lien on all of its right, title and interest in and to the Collateral (as defined in the applicable agreement) of New Cayco and (v) a supplement no. 1 and a supplement no. 2 to the Intercreditor Agreement with the Administrative Agent and the Collateral Agent, pursuant to which Seagate Ireland and New Cayco each became a Loan Party (as defined in the Intercreditor Agreement) under the Intercreditor Agreement and agreed to all the terms and provisions of the Intercreditor Agreement applicable to it as a Loan Party thereunder.

The description of the foregoing supplements contained herein is qualified in its entirety by reference to such supplements, which are filed as Exhibits 10.4 through 10.13 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 1, 2010, in connection with the security and collateral requirements of the Amended Credit Agreement and the 10% Indenture: (a) Seagate HDD Holdings entered into a first priority share charge in favor of the Administrative Agent and a second priority share charge in favor of the Collateral Agent with respect to the pledge of shares of New Cayco, (b) New Cayco entered into a first priority share charge in favor of the Administrative Agent and a second priority share charge in favor of the Collateral Agent with respect to the pledge of shares of STI, (c) New Cayco entered into a first priority debenture in favor of the Administrative Agent and a second priority debenture in favor of the Collateral Agent granting a lien on substantially all of its assets, (d) Seagate Ireland entered into a first priority debenture in favor of the Administrative Agent and a second priority debenture in favor of the Collateral Agent granting a lien on substantially all of its assets and (e) Seagate Ireland entered into a first priority share charge in favor of the Administrative Agent and a second priority share charge in favor of the Collateral Agent with respect to the shares of the Company.

The above description of the share charges and debentures is qualified in its entirety by reference to the share charges and debentures, which are filed as Exhibits 10.14 through 10.23 to this Current Report on Form 8-K and are incorporated herein by reference.

6.375% Senior Notes due 2011 and 6.800% Senior Notes due 2016

Overview

As previously disclosed on September 21, 2006, Seagate HDD Holdings, issued $300 million in aggregate principal amount of Floating Rate Notes due 2009 (which have since matured and been fully paid), $600 million aggregate principal amount in 6.375% Senior Notes due 2011 (the “6.375% Notes”) and $600 million in aggregate principal amount of 6.800% Senior Notes due 2016 (collectively with the 6.375% Notes, the “HDD Notes”), pursuant to the Indenture, dated as of September 21, 2006 (the “HDD Indenture”), among Seagate HDD Holdings, the Company, and U.S. Bank National Association, as trustee (“U.S. Bank”).

Supplemental Indenture

On March 1, 2010, in connection with Section 4.01 of the HDD Indenture, Seagate HDD Holdings and the Company entered into the First Supplemental Indenture with New Cayco and U.S. Bank (the “HDD Supplemental Indenture”), pursuant to which New Cayco expressly assumed all of the obligations of Seagate HDD Holdings under the HDD Notes and the HDD Indenture.

The description of the HDD Supplemental Indenture contained herein is qualified in its entirety by reference to the HDD Supplemental Indenture, which is filed as Exhibit 10.24 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

10.1

First Amendment and Waiver, dated as of March 1, 2010, to the Second Amended and Restated Credit Agreement, dated as of April 3, 2009, among Seagate Technology, Seagate Technology HDD Holdings, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto

10.2

First Supplemental Indenture, dated as of March 1, 2010, among Seagate Technology International, Seagate HDD Cayman and Wells Fargo Bank, National Association, as trustee, amending and supplementing the Indenture, dated as of May 1, 2009, among Seagate Technology International, as issuer, Seagate Technology and the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee

10.3

Second Supplemental Indenture, dated as of March 1, 2010, among Seagate Technology International, Seagate Technology plc and Wells Fargo Bank, National Association, as trustee, amending and supplementing the Indenture, dated as of May 1, 2009, among Seagate Technology International, as issuer, Seagate Technology and the other guarantors party thereto and Wells Fargo Bank, National Association, as trustee

10.4

Supplement No. 1, dated as of March 1, 2010, to the U.S. Guarantee Agreement, dated as of April 29, 2009, among Seagate Technology, Seagate Technology HDD Holdings and each of its subsidiaries from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.5

Supplement No. 2, dated as of March 1, 2010, to the U.S. Guarantee Agreement, dated as of April 29, 2009, among Seagate Technology, Seagate Technology HDD Holdings and each of its subsidiaries from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.6

Supplement No. 1, dated as of March 1, 2010, to the U.S. Security Agreement, dated as of April 29, 2009, among Seagate Technology, Seagate Technology HDD Holdings and each of its subsidiaries from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.7

Supplement No. 1, dated as of March 1, 2010, to the Second Lien U.S. Security Agreement, dated as of May 1, 2009, among Seagate Technology International, Seagate Technology and the other guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee

10.8

Supplement No. 1, dated as of March 1, 2010, to the Indemnity, Subrogation and Contribution Agreement, dated as of April 29, 2009, among Seagate Technology, Seagate Technology HDD Holdings and each of its subsidiaries from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.9

Supplement No. 2, dated as of March 1, 2010, to the Indemnity, Subrogation and Contribution Agreement, dated as of April 29, 2009, among Seagate Technology, Seagate Technology HDD Holdings and each of its subsidiaries from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.10

Supplement No. 1, dated as of March 1, 2010, to the U.S. Pledge Agreement, dated as of April 29, 2009, among Seagate Technology, Seagate Technology HDD Holdings and each of its subsidiaries from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.11

Supplement No. 1, dated as of March 1, 2010, to the Second Lien U.S. Pledge Agreement, dated as of May 1, 2009, among Seagate Technology and each of the other guarantors from time to time party thereto and Wells Fargo Bank, National Association, as collateral agent

10.12

Supplement No. 1, dated as of March 1, 2010, to the Intercreditor Agreement, dated as of May 1, 2009, among JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association, as Collateral Agent, Seagate Technology HDD Holdings, Seagate Technology International and each of the other loan parties from time to time party thereto

10.13

Supplement No. 2, dated as of March 1, 2010, to the Intercreditor Agreement, dated as of May 1, 2009, among JPMorgan Chase Bank, N.A., as administrative agent, Wells Fargo Bank, National Association, as Collateral Agent, Seagate Technology HDD Holdings, Seagate Technology International and each of the other loan parties from time to time party thereto

10.14	Mortgage of Shares in Seagate HDD Cayman, dated March 1, 2010, between Seagate Technology HDD Holdings, as mortgagor, and JPMorgan Chase Bank, N.A., as mortgagee

10.15	Second Priority Mortgage of Shares in Seagate HDD Cayman, dated March 1, 2010, between Seagate Technology HDD Holdings, as mortgagor, and Wells Fargo Bank, National Association, as mortgagee

10.16	Mortgage of Shares in Seagate Technology International, dated March 1, 2010, between Seagate HDD Cayman, as mortgagor, and JPMorgan Chase Bank, N.A., as mortgagee

10.17	Second Priority Mortgage of Shares in Seagate Technology International, dated March 1, 2010, between Seagate HDD Cayman, as mortgagor, and JPMorgan Chase Bank, N.A., as mortgagee

10.18	Debenture, dated March 1, 2010, between Seagate HDD Cayman, as chargor, and JPMorgan Chase Bank, N.A., as chargee

10.19	Second Lien Debenture, dated March 1, 2010, between Seagate HDD Cayman, as chargor, and Wells Fargo Bank, National Association, as chargee

10.20	Debenture, dated March 1, 2010, between Seagate Technology plc, as chargor, and JPMorgan Chase Bank, N.A. as administrative agent

10.21	Second Priority Debenture, dated March 1, 2010, between Seagate Technology plc, as chargor, and Wells Fargo Bank, National Association, as collateral agent

10.22	Mortgage of Shares in Seagate Technology, dated March 1, 2010, between Seagate Technology plc, as mortgagor, and JPMorgan Chase Bank, N.A., as mortgagee

10.23	Second Priority Mortgage of Shares in Seagate Technology, dated March 1, 2010, between Seagate Technology plc, as mortgagor, and Wells Fargo Bank, National Association, as mortgagee

10.24

First Supplemental Indenture, dated as of March 1, 2010, among Seagate Technology HDD Holdings, Seagate HDD Cayman, Seagate Technology and U.S. Bank National Association, as trustee, amending and supplementing the Indenture, dated as of September 20, 2006, among Seagate Technology HDD Holdings, Seagate Technology and U.S. Bank National Association, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY

	By:	/s/ PATRICK J. O’MALLEY
	Name:	Patrick J. O’Malley
	Title:	Executive Vice President and Chief
Financial Officer

Date: March 3, 2010